                                                                    EXHIBIT 99.3

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)
                                 (In thousands)

                                                                                  Pro Forma
                                                                  Historical   Adjustments(a)   Pro Forma
                                                                  ----------   --------------   ---------
Total revenue..................................................    $319,518       $(41,737)(b)   $277,781
                                                                   --------       --------       --------
Operating costs and expenses:
   Cost of sales...............................................     290,581        (35,866)(c)    254,715
   Selling, general and administrative expenses................      33,114         (2,552)        30,562
   Environmental expense recovery..............................      (3,000)            --         (3,000)
   Restructuring charges, net .................................       3,510             --          3,510
                                                                   --------       --------       --------
   Total operating costs and expenses .........................     324,205        (38,418)       285,787
                                                                   --------       --------       --------
   Operating loss..............................................      (4,687)        (3,319)        (8,006)

Other income (expense):
   Other income, net...........................................         228           (154)            74
   Interest expense, net.......................................     (18,542)           136        (18,406)
                                                                   --------       --------       --------
   Loss before income tax provision and minority interest .....     (23,001)        (3,337)       (26,338)
Income tax provision ..........................................       1,837           (997)           840
                                                                   --------       --------       --------
   Loss before minority interest ..............................     (24,838)        (2,340)       (27,178)
Minority interest .............................................        (103)            19            (84)
                                                                   --------       --------       --------
   Net loss ...................................................    $(24,941)      $ (2,321)      $(27,262)
                                                                   ========       ========       ========

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(a) Reflects the activity of MeSA.

(b) Reflects the following:

     Total revenue of MeSA................................................................................   $(43,119)
     Adjustment of intergroup activity between MeSA and the companies retained by Metallurg Holdings......      1,382
                                                                                                             --------
                                                                                                             $(41,737)
                                                                                                             ========

(c) Reflects the following:

     Total cost of sales of MeSA..........................................................................   $(37,248)
     Adjustment of intergroup activity between MeSA and the companies retained by Metallurg Holdings......      1,382
                                                                                                             --------
                                                                                                             $(35,866)
                                                                                                             ========